SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
October 10, 2007
(Date of Report (Date of Earliest Event Reported))
MORGANS HOTEL GROUP CO.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51802	16-1736884
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification Number)
475 Tenth Avenue
New York, New York
(Address of Principal Executive Offices)

(212) 277-4100
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
     On October 10, 2007, we announced the commencement of a private placement to qualified institutional buyers of $100 million (or $115 million if the initial purchasers’ over-allotment option is exercised in full) in aggregate principal amount of our senior subordinated convertible notes due 2014, to be issued pursuant to Rule 144A under the Securities Act of 1933, as amended. For additional information concerning this private placement, please refer to Exhibit 99.1 contained in this Current Report on Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press release dated October 10, 2007 regarding the private placement of senior subordinated convertible notes due 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORGANS HOTEL GROUP CO.
Date: October 10, 2007	By	/s/ Richard Szymanski
		Name:	Richard Szymanski
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated October 10, 2007 regarding the private placement of senior subordinated convertible notes due 2014

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